                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               David N. Levenson

does hereby authorize E. L. Gioia, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of February 24, 2012
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 24, 2012
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                David G. Bedard

does hereby authorize E. L. Gioia, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                   Dated as of February 24, 2012
       ----------------------------------------------------
       David G. Bedard

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 24, 2012
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Mark J. Niland

does hereby authorize E. L. Gioia, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark. J. Niland                                   Dated as of February 24, 2012
       ----------------------------------------------------
       Mark J. Niland

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 24, 2012
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Beth A. Bombara

does hereby authorize E. L. Gioia, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of February 24, 2012
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 24, 2012
Filed on Form S-6
File Numbers:

333-114401
333-114404